UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 1, 2015

(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2795 East Cottonwood Parkway, Suite 400

Salt Lake City, Utah 84121

(Address of Principal Executive Offices)

(801) 365-4600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 (this “Amendment”) is being filed by Extra Space Storage Inc. (the “Company”) to provide the financial statements that were previously omitted from the Current Report on Form 8-K filed on October 1, 2015 (the “Original Report”), relating to the acquisition of SmartStop Self Storage, Inc., a Maryland corporation (“SmartStop”) and SmartStop Self Storage Operating Partnership, L.P., a Delaware limited partnership (“SmartStop OP”) by way of a merger.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Report.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated financial statements of SmartStop as of and for the year ended December 31, 2014 are incorporated herein by reference from SmartStop’s Annual Report on Form 10-K for the year ended December 31, 2014, filed by SmartStop with the Securities and Exchange Commission on March 25, 2015, as amended on April 29, 2015 (SEC File No. 000-53644).

The unaudited consolidated financial statements of SmartStop as of and for the nine months ended September 30, 2015 are filed as Exhibit 99.2 to this Amendment and are included herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed financial statements as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014 after giving effect to the acquisition of SmartStop are filed as Exhibit 99.1 to this Amendment and are included herein by reference.

(d)	Exhibits

Exhibit 23.1	Consent of CohnReznick LLP, independent registered public accounting firm for SmartStop Self Storage, Inc.
Exhibit 99.1	Unaudited pro forma condensed consolidated financial information
Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of SmartStop Self Storage, Inc. as of and for the three and nine months ended September 30, 2015 and 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.
Date: December 17, 2015	By	/s/ P. Scott Stubbs
Name: P. Scott Stubbs
Title: Executive Vice President and Chief
Financial Officer

EXHIBITS

Exhibit 23.1	Consent of CohnReznick LLP, independent registered public accounting firm for SmartStop Self Storage, Inc.

Exhibit 99.1	Unaudited pro forma condensed consolidated financial information

Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of SmartStop Self Storage, Inc. as of and for the three and nine months ended September 30, 2015 and 2014